UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6801 Rockledge Drive Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Lockheed Martin Corporation held its Annual Meeting of Stockholders on April 27, 2017. Of the 289,823,190 shares outstanding and entitled to vote (as of the February 24, 2017 record date), 268,681,629 shares were represented at the meeting, or a 92.7% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following twelve individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2018 and until their successors have been duly elected and qualified:

	Votes For	Votes Against	Votes Abstain	Broker Non- Votes
Daniel F. Akerson	226,887,635	4,419,713	2,083,707	35,290,574
Nolan D. Archibald	181,415,350	49,695,139	2,280,566	35,290,574
Rosalind G. Brewer	184,738,484	46,589,765	2,062,789	35,290,574
David B. Burritt	227,826,167	3,493,801	2,071,087	35,290,574
Bruce A. Carlson	185,691,502	45,658,082	2,041,081	35,290,574
James O. Ellis, Jr.	225,839,509	5,520,503	2,030,726	35,290,574
Thomas J. Falk	183,993,878	47,296,841	2,100,019	35,290,574
Ilene S. Gordon	212,670,675	18,583,775	2,136,288	35,290,574
Marillyn A. Hewson	224,795,484	6,184,141	2,411,148	35,290,574
James M. Loy	224,193,128	7,103,237	2,094,650	35,290,574
Joseph W. Ralston	224,890,845	6,405,848	2,094,322	35,290,574
Anne Stevens	184,544,835	46,968,164	1,878,016	35,290,574

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditors for the year ending December 31, 2017.

Votes For	Votes Against	Votes Abstain
261,462,779	5,950,138	1,268,496

Proposal 3 – Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)

Approved, on an advisory basis (non-binding), the compensation of the Corporation’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2017 proxy statement.

Votes For	Votes Against	Votes Abstain	Broker Non- Votes
218,510,935	11,880,248	2,989,963	35,290,574

Proposal 4 – Advisory Vote on the Frequency of Holding Votes on Say-on-Pay

Approved, on an advisory basis (non-binding), a frequency period of every year (an annual vote) for future non-binding stockholder votes on the compensation of our named executive officers.

Votes For One Year	Votes For Two Years	Votes For Three Years	Votes Abstain	Broker Non- Votes
207,503,775	2,231,237	21,463,130	2,185,660	35,290,574

In addition, the Corporation has decided, consistent with the Board’s recommendation and the vote of stockholders, to include a stockholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of executives (which would be at the 2023 Annual Meeting of Stockholders unless presented earlier).

Proposal 5 – Stockholder Proposal to Adopt the Holy Land Principles

Rejected a stockholder proposal requesting that the Board of Directors adopt the Holy Land Principles.

Votes For	Votes Against	Votes Abstain	Broker Non- Votes
7,701,636	213,280,584	12,407,953	35,290,574

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel

Date: April 27, 2017